                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        Tollgrade Communicatioins, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                [TOLLGRADE logo]

                         TOLLGRADE COMMUNICATIONS, INC.
                  493 NIXON ROAD, CHESWICK, PENNSYLVANIA 15024

                                 MARCH 26, 2003


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2003

To The Shareholders of Tollgrade Communications, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of TOLLGRADE COMMUNICATIONS, INC. (the "Company") will be held at The Holiday Inn R.I.D.C., 180 Gamma Drive, Pittsburgh, PA 15238, on Tuesday, May 13, 2003 at 3:00 p.m., local time, for the purpose of considering and acting upon the following:

(1) The election of two directors to serve for a three-year term or until their respective successors shall have been elected and shall have qualified.

(2)      Such other matters as may properly be brought before the meeting.

The close of business on March 7, 2003 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at said meeting.

         Enclosed you will find a proxy card, which should be completed and returned in order to vote all Common Stock which you hold. The Company's 2002 Annual Report to Shareholders is also enclosed.

         You are cordially invited to attend the Annual Meeting of Shareholders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM IS ASSURED AT THE ANNUAL MEETING. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

/s/ Sara M. Antol

Sara M. Antol
General Counsel and Corporate Secretary

                       This page intentionally left blank.

                         TOLLGRADE COMMUNICATIONS, INC.
                          CHESWICK, PENNSYLVANIA 15024


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 13, 2003

The solicitation of the proxy or proxies enclosed with this Proxy Statement is made on behalf of the Board of Directors of Tollgrade Communications, Inc. (the "Company"), 493 Nixon Road, Cheswick, Pennsylvania 15024, for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 13, 2003 at 3:00 p.m., at The Holiday Inn R.I.D.C., 180 Gamma Drive, Pittsburgh, PA 15238. It is expected that this Proxy Statement, the accompanying notice of annual meeting, the proxy cards and the Company's Annual Report will be mailed to shareholders on or about March 26, 2003. At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following:

(1) The election of two directors to serve for a three-year term or until their respective successors shall have been elected and shall have qualified.

(2)      Such other matters as may properly be brought before the meeting.

         As of the close of business on March 7, 2003 (the "Record Date"), the Company had 13,552,736 outstanding shares of common stock, par value $.20 (the "Common Stock"). Holders of Common Stock of record at the close of business on the Record Date are entitled to notice of, and to vote on all matters that may properly come before, the Annual Meeting. Each share of the Company's Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders. Under the Company's Amended and Restated Articles of Incorporation, shareholders do not have cumulative voting rights in the election of directors. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at such meeting shall constitute a quorum.

         The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company, or by executing and delivering a proxy bearing a later date or by attending and voting at the Annual Meeting or any adjournment thereof. Unrevoked proxies will be voted at the meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Unsigned and undated proxies will not be voted.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors (the "Board") is divided into three classes. Each class of directors serves for a three year term, with one class being elected by the Company's shareholders at each annual meeting. Messrs. Barnes and Mullins serve as directors with terms of office expiring at the 2003 Annual Meeting. Dr. Heibel and Mr. Kampmeinert serve as directors with terms of office expiring at the 2004 Annual Meeting. Messrs. Allison, Barry and Egan serve as directors with terms of office expiring at the 2005 Annual Meeting. In addition, Rocco Flaminio, age 78, who served as a member of the Board since 1995, decided not to stand for reelection at the expiration of his term at the 2003 Annual Meeting, but will serve as a non-voting director emeritus.

         Two directors will be elected at the Annual Meeting to serve three-year terms expiring on the date of the Annual Meeting of Shareholders to be held in 2006 and until their respective successors shall have been qualified. The Corporate Governance Committee of the Board of Directors has nominated Messrs. Barnes and Mullins as its nominees for election to the Board at the Annual Meeting; each will be elected to serve until the 2006 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated Bylaws of the Company, to elect Messrs. Barnes and Mullins to the Board of Directors.

         Only affirmative votes are counted in the election of directors. The two nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors. Although it is expected that the nominees of the Corporate Governance Committee of the Board will be available for election, if either of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other substituted nominees, if any, as shall be designated by the Company's Corporate Governance Committee of the Board of Directors.

THE CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES.

The following table sets forth certain information regarding the nominees and the continuing directors as of the Record Date. Except as otherwise indicated, each nominee and director has held the principal occupation listed or another executive position with the same entity for at least the past five years.

----------------------------------------------------------------------------------------------------------------------
NAME                            DIRECTOR SINCE                PRINCIPAL OCCUPATION; OTHER DIRECTORSHIPS; AGE
----------------------------------------------------------------------------------------------------------------------
Nominees with a term expiring in 2006:

James J. Barnes                 1997                  Partner and attorney at ReedSmith LLP, a law firm, since
                                                      February 2002; prior thereto, shareholder and attorney at
                                                      Buchanan Ingersoll, PC, a law firm; Age 41.

Brian C. Mullins                2002                  Retired; formerly, Senior Vice President, Chief Financial
                                                      Officer and Treasurer at Tuscarora Incorporated, a
                                                      manufacturer of protective packaging and material-handling products, since 1976; Age 62.

Continuing Directors with a term expiring in 2005:

Christian L. Allison            1992                  Chairman of the Board since April 1998; Chief Executive
                                                      Officer since September 1995; also Treasurer of the Company from May 1992 until April 1997; President of the Company from
                                                      October 1993 until January 2001; Chief Operating Officer of the Company from November 1990 until October 1993; Age 42.

Daniel P. Barry                 1995                  Private investor; formerly, director of AMSCO International, a manufacturer of medical equipment, from January 1990 until
                                                      1996 and Vice Chairman from July 1995 until May 1996;
                                                      President and Chief Executive Officer of AMSCO from October
                                                      1994 until July 1995, and Senior Vice President, Finance and
                                                      Administration at AMSCO from June 1991 until February, 1993;
                                                      Age 55.

David S. Egan                   1998                  Chief Marketing Officer, ReedSmith LLP, a law firm, since
                                                      January of 2002; prior thereto, President, Clubcom, Inc., a provider of communication devices to private broadcast
                                                      networks, from September 2000 to January of 2002; prior
                                                      thereto, Vice President, Blattner Brunner, an advertising
                                                      firm, from June 2000 until September 2000; prior thereto,
                                                      President, Egan/St. James, Inc., an advertising firm, an EPB partner company, from June 1999 until June 2000; prior
                                                      thereto, President, Ketchum Advertising; Age 46.

Continuing directors with a term expiring in 2004:

Richard H. Heibel, M.D.         1996                  Retired; formerly, Board-certified cardiologist with the firm
                                                      Consultants in Cardiology; Age 56.

Robert W. Kampmeinert           1995                  Chairman, President, Chief Executive Officer and Director,
                                                      Parker/Hunter Incorporated, an investment firm; Age 59.


BOARD AND COMMITTEE MEETINGS

The Company's Board of Directors met six times during 2002. All directors attended all of the meetings of the Board of Directors and all committees of the Board of which they were members held during their respective terms as directors.

         The Company has a standing Compensation Committee of the Board of Directors that reviews and makes recommendations to the Board on salary, incentive compensation practices and benefit programs for the compensation of the Chief Executive Officer and other key employees, and recommends to the Board the amount and method of compensation of the Board members. In order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company has a subcommittee of the Compensation Committee called the Stock Compensation Subcommittee, which administers the Company's 1995 Long-Term Incentive Compensation Plan and 1998 Employee Incentive Compensation Plan. The members of the Compensation Committee are Dr. Heibel and Messrs. Barnes, Barry and Kampmeinert; the members of the Stock Compensation Subcommittee are Dr. Heibel and Mr. Barry. The Compensation Committee held five meetings in 2002.

         The Company also has a standing Corporate Governance Committee of the Board, which is charged with, among other things, reviewing and supervising issues of corporate governance and director qualification and independence. Because the Corporate Governance Committee consists solely of the Company's outside directors, the Board by resolution provided that the Corporate Governance Committee assume all of the responsibilities of the Nominating Committee as set forth in the Company's Amended and Restated Bylaws, including but not limited to the duty of recommending nominees to the Board to fill Board vacancies and the membership of the committees of the Board when a vacancy occurs through retirement or otherwise. The current members of the Corporate Governance Committee are Dr. Heibel and Messrs. Barnes, Barry, Egan, Kampmeinert and Mullins. The Corporate Governance Committee will consider a nominee recommendation by a shareholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and if such recommendation accompanies the information required by, the Company's Amended and Restated Bylaws and the Exchange Act. The Corporate Governance Committee held five meetings in 2002.

         The Investment Committee of the Board of Directors is responsible for overseeing the management of the Company's investments. The members of the Investment Committee are Dr. Heibel and Messrs. Egan and Kampmeinert. The Investment Committee did not meet in 2002, but met in January, 2003 to review the Company's fiscal year 2002 portfolio performance.

         The Company has a standing Audit Committee of the Board of Directors that engages the independent public accountants to audit the financial statements of the Company, reviews the proposed scope and results of the audit, and reviews the scope, adequacy and results of the Company's internal audit and control procedures. During fiscal year 2002, the Board of Directors updated the Audit Committee Charter. The original Charter was adopted on August 27, 1996 and revised in July, 1999, October, 2000, and October, 2001. Additional amendments to the audit charter were proposed and formally adopted by the Committee on May 7, 2002. The complete text of the amended Charter is reproduced in Exhibit A to this Proxy Statement. The current members of the Audit Committee are Dr. Heibel and Messrs. Barry and Mullins. Mr. Kampmeinert served on the Audit Committee during calendar year 2002, but was replaced by Mr. Mullins on January 22, 2003, when Mr. Mullins became a member of the Board. The members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

REPORT OF THE AUDIT COMMITTEE

         Pursuant to the Audit Committee Charter, the primary responsibilities of the Audit Committee are to assure the directors, regulators and shareholders that the Company's business controls are adequate and effective, the financial accounting and reporting practices are of the highest quality and that the Company is complying with applicable rules and regulations relating thereto.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met eight times during fiscal year 2002.

         In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors, PricewaterhouseCoopers LLP ("PwC"), to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and PwC. The Committee's review included discussion with PwC of matters that are required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Committee also discussed with PwC matters relating to PwC's independence, including disclosures made by PwC to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE:

Daniel P. Barry, Chairman

Richard H. Heibel, M.D.

Robert W. Kampmeinert*

Brian C. Mullins

*Mr. Kampmeinert was replaced by Mr. Mullins on the Audit Committee, effective January 22, 2003.

THE FOREGOING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

COMPENSATION OF DIRECTORS

         Non-employee directors receive an annual retainer of $10,000, a fee of $750 for attendance at each Board of Directors meeting and a fee of $500 for attendance at each committee meeting. Pursuant to amendments to the Company's 1995 Long-Term Incentive Compensation Plan, the Board is permitted to make grants and awards under the Plan from time to time to non-employee directors.

         During 2002, the Board made non-qualified stock option grants pursuant to the Company's 1995 Long-Term Incentive Compensation Plan in the amount of 5,000 shares of Common Stock to each of its non-employee directors: James J. Barnes; Daniel P. Barry; David S. Egan; Dr. Richard H. Heibel; and Robert W. Kampmeinert. These option grants were made with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, were immediately exercisable and remain outstanding for a period of ten years. If a non-employee director ceases to be a director for any reason other than resignation, removal for cause or death, then the options are exercisable for a period of one year from the date the non-employee director ceases to be a director or the expiration date of such options, whichever is longer.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain information regarding compensation received in all capacities by the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the years ended December 31, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION                   LONG-TERM COMPENSATION AWARDS
                                                                                          SECURITIES
                                                                            RESTRICTED    UNDERLYING     ALL OTHER
                                                                           STOCK AWARDS     OPTIONS     COMPENSATION
  NAME/PRINCIPAL POSITION          YEAR      SALARY ($)      BONUS ($)         ($)          (#)(1)          ($)
----------------------------------------------------------------------------------------------------------------------
Christian L. Allison               2002     $241,177           - - - -       - - - -        - - - -       - - - -
Chief Executive Officer            2001     $270,923           - - - -       - - - -        22,000        - - - -
                                   2000     $300,000        $184,275 (2)     - - - -        - - - -       - - - -

Wylie E. Etscheid                  2002     $189,623        $  5,000 (3)     - - - -         4,000        - - - -
Executive Vice President, New      2001     $ 62,774 (4)    $ 25,000 (5)     - - - -        - - - -       - - - -
Business Development, OSS
Products

Samuel C. Knoch                    2002     $169,109           - - - -       - - - -         5,000        - - - -
Chief Financial Officer and        2001     $165,000           - - - -       - - - -        12,000        - - - -
Treasurer                          2000     $128,628        $58,525  (2)     - - - -         3,000        - - - -

Mark B. Peterson                   2002     $202,977           - - - -       - - - -        10,000        - - - -
President                          2001     $198,044           - - - -       - - - -        27,000        - - - -
                                   2000     $288,614 (6)    $ 85,819 (2)     - - - -         3,000        - - - -

Gregory L. Quiggle                 2002     $225,004           - - - -       - - - -         1,500        - - - -
Executive Vice President,          2001     $ 86,540 (7)       - - - -       - - - -        - - - -      $108,005 (8)
Marketing

(1) All share information reflects the two-for-one split of the Company's stock approved by the Board of Directors for all holders of record of the Company's Common Stock as of February 28, 2000, and distributed to the shareholders on March 20, 2000.

(2) These bonuses, which were awarded in accordance with the Company's Management Incentive Compensation Plan, were paid to the Named Executive Officers following the end of each fiscal year.

(3)      Represents payment to Mr. Etscheid of a performance incentive bonus.

(4) Mr. Etscheid was hired on September 4, 2001, and this represents his prorated salary paid for the year.

(5) Represents a signing bonus paid to Mr. Etscheid as part of a recruiting package.

(6) Prior to January 2001, Mr. Peterson served as Executive Vice President, Sales and Marketing. Includes $100,000 in commissions paid to Mr. Peterson under the Company's sales commission programs for 2000, which was paid to Mr. Peterson following the end of the year.

(7) Mr. Quiggle was hired on August 13, 2001, and this represents his prorated salary paid for the year.

(8) Represents payment to Mr. Quiggle for relocation expenses as part of his recruiting package.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth certain information concerning the number of shares underlying stock option granted during the fiscal year ended December 31, 2002 to the Named Executive Officers and certain other information regarding such stock options.

                                                 OPTIONS GRANTED IN 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          OF ASSUMED ANNUAL RATES OF
                                                                                           STOCK PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                          FOR OPTION TERM (3)
                              ------------------------------                             -----------------------------
                                  NO. OF
                                SECURITIES     % OF TOTAL
                                UNDERLYING      OPTIONS
                                 OPTIONS       GRANTED TO     EXERCISE
                                 GRANTED      EMPLOYEES IN   PRICE/SHARE   EXPIRATION
NAME                              (#)(1)        2002(2)        ($/SH)         DATE            5%             10%
----------------------------------------------------------------------------------------------------------------------
Christian L. Allison            - - - -          - - - -       - - - -       - - - -        - - - -        - - - -

Wylie E. Etscheid                2,500  (4)      1.6447        $15.835        7-18-12      $23,532.17      $60,920.02
                                 1,500  (5)       .9868         $9.485       10-24-12       $9,570.65      $23,667.08

Samuel C. Knoch                  1,500  (5)       .9868         $9.485       10-24-12       $9,570.65      $23,667.08
                                 3,500  (6)      2.3026         $13.63       12-16-12      $29,488.32      $75,212.46

Gregory L. Quiggle               1,500  (5)       .9868         $9.485       10-24-12       $9,570.65      $23,667.08

Mark B. Peterson                 5,000  (4)      3.2895        $15.835        7-18-12      $47,064.33     $121,840.04
                                 1,500  (5)       .9868         $9.485       10-24-12       $9,570.65      $23,667.08
                                 3,500  (6)      2.3026         $13.63       12-16-12      $29,488.32      $75,212.46

(1) Options were granted pursuant to the 1995 Long-Term Incentive Compensation Plan (the "Plan"). The exercise price per share was equal to the fair market value of the Company's Common Stock on the date of grant, as calculated in accordance with the Plan. Fair market value is the average of the high and low sales prices of the Company's Common Stock on the date of grant on the NASDAQ National Market System as reported in The Wall Street Journal. The exercise price may be paid in cash, in shares of Common Stock or in any combination of cash and such shares.

(2) A total of 152,000 options to purchase Common Stock of the Company were granted to employees of the Company in the year ended December 31, 2002.

(3) The 5% and 10% assumed annual rates of stock price appreciation do not reflect actual changes in the fair market value of the Company's Common Stock since the date of grant. The information in the table is provided in accordance with the rules of the SEC regarding the disclosure of compensation of executive officers. The information is not intended to forecast possible future stock price appreciation, if any.

(4) Options are first exercisable in three equal installments on July 18, 2002, July 18, 2003 and July 18, 2004.

(5) Options are first exercisable in three equal installments on October 24, 2002, October 24, 2003 and October 24, 2004.

(6) Options are first exercisable in three equal installments on December 16, 2002, December 16, 2003 and December 16, 2004.


OPTION EXERCISES AND VALUES

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended December 31, 2002 by each of the Named Executive Officers and the value of unexercised options held by each of the Named Executive Officers on December 31, 2003.

                        AGGREGATED OPTION EXERCISES IN 2002 AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                               OPTIONS AT 12-31-02           AT 12-31-02 (#) (2)
                               SHARES          VALUE
                             ACQUIRED AT     REALIZED
NAME                         EXERCISE (#)     ($) (1)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Christian L. Allison            10,000        $155,500         258,722          7,332      $650,343.42         $0.00
Wylie E. Etscheid                    0               0          28,002         15,998        $1,122.50     $2,245.00
Samuel C. Knoch                      0               0          60,668          7,332      $160,662.50     $2,245.00
Mark B. Peterson                     0               0          44,335         15,665       $83,222.50     $2,245.00
Gregory L. Quiggle                   0               0          37,168         19,332        $1,122.50     $2,245.00

(1) The value realized is the difference between the aggregate fair market value of the shares acquired upon exercise and the aggregate exercise price.

(2) The value of unexercised in-the-money stock options is the difference between aggregate fair market value of shares covered by stock options with an exercise price less than fair market value at December 31, 2002 and the aggregate exercise price of such stock options (exercise prices range from $6.00 to $55.8985).


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered by the Compensation Committee, all of the members of which are non-employee directors. In 2002, the members of the Company's Compensation Committee were James J. Barnes, Daniel P. Barry, Robert W. Kampmeinert and Dr. Richard H. Heibel. Mr. Kampmeinert served as the Chairman of the Compensation Committee during 2002. The following report, which is being submitted over the names of the current members of the Compensation Committee, addresses the Company's compensation policies for 2002 as they affected the Company's executive officers, including the Chief Executive Officer and the other Named Executive Officers.

COMPENSATION PHILOSOPHY

The Company's compensation philosophy is designed to attract and retain key employees of outstanding ability, including executive officers, to motivate employees to perform to the full extent of their abilities, to ensure that compensation is competitive with other leading companies in the Company's industry and with companies of similar size, to reward employees for corporate, group and individual performance and to align the compensation of executive officers with the creation of long-term shareholder value.

COMPENSATION OF EXECUTIVE OFFICERS

BASE SALARY

The Company's compensation program for 2002 consisted of base salary, stock option grants and an opportunity for payment of a bonus under the Company's Management Incentive Compensation Plan (the "MICP"). Because the Company failed to meet its stated operating goals, no payments were made under the MICP for year 2002. In determining 2002 executive officer base salaries, the Committee utilized performance-based criteria, also taking into account such factors as competitive industry salaries and the contribution and experience of the particular officer and the recommendation of the Chief Executive Officer. The 2002 salaries for the Named Executive Officers were approved by the Compensation Committee applying the above criteria and also based upon the recommendation of Mr. Allison, the Company's Chief Executive Officer. The 2002 salaries for other executive officers not listed in the Summary Compensation Table were determined by the Chief Executive Officer utilizing performance-based criteria, again taking into account such factors as competitive industry salaries and the contribution and experience of the particular officer.

BONUSES

The Company's MICP is administered by the Compensation Committee. The MICP is applicable to the Chief Executive Officer and all other executive officers. The objectives of the MICP are to: (i) increase the growth and profitability of the Company in a manner which is consistent with the goals of the Company, its shareholders and its employees; (ii) provide executive compensation which is competitive with other high-tech companies and provide the potential for payment of meaningful cash awards; (iii) attract and retain personnel of outstanding ability and encourage excellence in the performance of individual responsibilities; and (iv) motivate and reward those members of management who contribute to the success of the Company. Awards made under the MICP are based upon certain Company performance objectives, taking into account the effect of the aggregate bonus payment. Individual awards are based 80% on the achievement of Company financial goals and 20% on the achievement of individual goals. All eligible employees are provided with a group designation, which determines the percentage of their base salary to be paid as a bonus, provided the performance objectives are met. Under the MICP, if the Company exceeds its stated operating income goal for the fiscal year and other requirements are met, each eligible employee is awarded up to 110% of the amount ascribed to such employee by designation.

         No payments were made to any employees for 2002 pursuant to provisions of the MICP due to the Company's failure to meet its stated operating income goal for the fiscal year 2002.

LONG-TERM INCENTIVE COMPENSATION

Long-term incentive compensation is provided to executive officers through the Company's 1995 Long-Term Incentive Compensation Plan. Under this Plan, stock option awards are based upon executive management's and the Compensation Committee's subjective judgment concerning the responsibilities of the individual, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company and any other factors deemed relevant. Stock option grants are intended to tie the interests of the executive officers and other employees to the long-term performance of the Company. The Compensation Committee believes that such awards provide an effective incentive for the recipients to increase shareholder value over the long-term. Information on stock options granted in fiscal year 2002 is contained elsewhere in this Proxy Statement.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The compensation program for Christian L. Allison, Chief Executive Officer, is comprised of base salary, stock option grants and the opportunity for a bonus payment under the MICP. In 2002, Mr. Allison received a base salary as the sole component of his compensation. Although Mr. Allison has an employment agreement which sets forth his base salary, in 2001, Mr. Allison requested that his base salary be decreased from $315,000 annually to $252,000. In September, 2002, Mr. Allison again requested that his base salary be decreased an additional 10% from the $252,000 that he was paid in 2001. Although the Committee determined that it would have paid Mr. Allison's contracted salary in applying the overall criteria used to determine appropriate compensation, the Committee accepted Mr. Allison's request and Mr. Allison's salary was reduced in September, 2002 accordingly.

         No payments were made to Mr. Allison for 2002 pursuant to the provisions of the MICP due to the Company's failure to meet its stated operating income goal for the fiscal year 2002.

         At Mr. Allison's request, no stock options were granted to him in 2002 under the Company's 1995 Long-Term Incentive Compensation Plan.

TAX POLICY

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows the Company's federal income tax deductions for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million each in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. The Company's 1995 Long-Term Incentive Compensation Plan is structured to permit grants of stock options and certain other awards under such Plan to be eligible for this performance-based exception (so that compensation upon exercise of such options or receipt of such awards, as the case may be, should be deductible under the Code). Payments of cash compensation to executives (and certain other benefits which could be awarded under the Plan, such as restricted stock) currently are not eligible for this performance-based exception, although the value of such payments and awards, when combined with other includable compensation, is well below the $1 million limit. The Committee has taken and intends to continue to take whatever actions are necessary to minimize the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Committee believes to be an important element of the Company's executive compensation program.

MEMBERS OF THE COMPENSATION COMMITTEE:

Robert W. Kampmeinert, Chairman

James J. Barnes

Daniel P. Barry

Richard M. Heibel, M.D.

THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Christian L. Allison is employed pursuant to an employment agreement with the Company dated December 13, 1995, as later amended. Such amended agreement provides for a base annual salary of $315,000, with such increases as the Compensation Committee may determine. Mr. Allison is entitled to receive annual bonuses based upon the achievement of performance objectives established by the Compensation Committee. The agreement had an initial term of two years and is automatically extended for successive additional terms of one year, unless terminated by either the Company or the employee. In September, 2002, Mr. Allison requested that his base salary be reduced to $226,800 on an annual basis.

Mr. Allison's salary was reduced accordingly effective September 26, 2002. The agreement provides for certain severance payments upon termination of employment. Such payments vary depending upon whether a "change in control" of the Company (as defined below) has occurred. If, within six months prior to a change in control or three years after a change in control, Mr. Allison's employment is terminated by the Company for any reason other than "for cause" (as defined in the agreement), or is terminated by Mr. Allison after a change in control "for good reason" (as defined in the agreement), Mr. Allison is entitled to a severance payment of a maximum of three times the sum of (i) the employee's annual base salary at the time of termination or change in control plus (ii) the average annual cash award received by the employee as incentive compensation or bonus for the two calendar years preceding the time of termination or change in control.

         If, absent a change in control, Mr. Allison's employment is terminated by the Company for any reason other than for cause, Mr. Allison is entitled to a severance payment of a maximum of two times the sum of (i) Mr. Allison's annual base salary at the time of termination plus (ii) the average annual cash award received by Mr. Allison as incentive compensation or bonus for the two calendar years preceding the time of termination.

         If Mr. Allison's employment is terminated at the end of any term of the agreement by the Company upon giving notice at least six months prior to the end of the then term of the agreement, the Company is required to pay to Mr. Allison a severance amount of two times base salary plus bonus (if no change in control has occurred) or three times base salary plus bonus (if a change in control has occurred).

         If Mr. Allison's employment is terminated by the Company for cause, by Mr. Allison other than for good reason after a change in control, or as a result of Mr. Allison's death, disability or retirement, no severance payment is due.

         As used in the employment agreement, "change in control" means the determination (which may be made effective as of a particular date specified by the Board) by the Board that a change in control has occurred, or is about to occur. Such a change does not include, however, a restructuring, reorganization, merger, or other change in capitalization in which the persons who own an interest in the Company as of the date of the employment agreement maintain more than a 65% interest in the resultant entity. Regardless of the Board's vote or whether or not the Board votes, a change in control will be deemed to have occurred as of the first day any one or more of the following subparagraphs is satisfied:

(i) Any person (other than the person in control of the Company as of the date of the employment agreement, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 35% of the combined voting power of the Company's then outstanding securities; or

(ii) The shareholders of the Company approve:

         (a)      A plan of complete liquidation of the Company; or

         (b) An agreement for the sale or disposition of all or substantially all of the Company's assets; or

         (c) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

However, in no event will a change in control be deemed to have occurred with respect to the executive if the employee is part of a purchasing group, which consummates the change in control transaction.

CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements with each of the Named Executive Officers. These agreements are not employment agreements and do not guarantee the continuation of employment for any particular period of time. Each agreement provides for certain severance payments to the Named Executive Officers upon termination of employment as a result of a change in control of the Company. If within six months prior to a change in control or three years after a change in control, a Named Executive Officer's employment is terminated by the Company other than "for good reason" (as defined in the agreements), that Named Executive Officer is entitled to a severance payment of a maximum of two times the sum of (i) that Named Executive Officer's annual base salary at the time of the change in control, plus (ii) the average annual cash award received by that Named Executive Officer as incentive compensation or bonus for the two calendar years preceding the time of termination or change in control. As used in these agreements, "change in control" is defined the same way as such term is used in the employment agreement with Mr. Allison, as described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the stock options to be granted to eligible persons under the Company's 1995 Long Term Incentive Compensation Plan and takes such other actions as may be required in connection with the

Company's compensation and incentive plans. The current members of the Compensation Committee are Dr. Heibel and Messrs. Barnes, Barry and Kampmeinert.

         Robert W. Kampmeinert, a director of the Company and a member of the Compensation Committee, is Chairman, President, Chief Executive Officer and Director of Parker/Hunter Incorporated, an investment banking firm. Parker/Hunter has performed investment banking services on behalf of the Company during 2002 and it is expected that the Company will continue to utilize Parker/Hunter's services during 2003. James J. Barnes, a director of the Company and a member of the Compensation Committee became a partner and attorney with the law firm of ReedSmith LLP in February 2002, which firm performed legal services on behalf of the Company in 2002.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

MANAGEMENT

The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of January 31, 2003 by (i) each director and nominee, (ii) each of the Named Executive Officers named in the Summary Compensation Table included under the caption "Compensation of Executive Officers" in this Proxy Statement, (iii) each other person who is known by the Company to beneficially own 5% or more of its Common Stock and (iv) all current directors and executive officers as a group. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.

-------------------------------------- ------------------------------------------------- -----------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)        PERCENTAGE OF COMMON STOCK
                 (1)                                                                              OUTSTANDING (3)
-------------------------------------- ------------------------------------------------- -----------------------------------
Christian L. Allison                                    276,222  (4)                                     2%
James J. Barnes                                          21,200  (4)                                     *
Daniel P. Barry                                          45,500  (4)                                     *
David S. Egan                                            31,667  (4)                                     *
Wylie E. Etscheid                                        28,102  (4)                                     *
Rocco L. Flaminio                                        47,168  (4)      (5)                            *
Richard H. Heibel                                       213,104  (4)      (5)                           1.6%
Robert W. Kampmeinert                                    68,000  (4)      (6)                            *
Samuel C. Knoch                                          60,668  (4)                                     *
Brian C. Mullins                                          5,000  (4)                                     *
Mark B. Peterson                                         47,668  (4)                                     *
Gregory L. Quiggle                                       37,168  (4)                                     *
All directors and executive officers
as a group
(19 persons)                                            990,159  (4)                                    6.9%

Other Principal Shareholders:
Brown Capital Management, Inc. (7)                    2,046,600                                        15.1%
*Less than 1%

(1) The address of Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, Maryland 21202. The address of all other listed shareholders is c/o Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024.

(2) Under regulations of the Securities and Exchange Commission (the "SEC" or the "Commission"), a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The inclusion of any shares of stock deemed to be beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3) The number of shares outstanding includes 13,552,736 shares of Common Stock outstanding as of January 31, 2003, plus any shares subject to outstanding stock options that were exercisable within 60 days after January 31, 2003, held by the person or persons in question.

(4) Includes options that were exercisable or exercisable within 60 days after January 31, 2003, issued to the following persons for the following amounts: Christian L. Allison, 258,722; James J. Barnes, 15,000; Daniel P. Barry, 39,000; David S. Egan, 34,000; Wylie E. Etscheid, 28,002; Rocco L. Flaminio, 23,168; Dr. Richard H. Heibel, 104,100; Robert W. Kampmeinert, 53,000; Samuel C. Knoch, 60,668; Brian
         C. Mullins, 5,000; Mark B. Peterson, 47,668; Gregory L. Quiggle, 37,168; and all directors and executive officers as a group, 809,005.

(5) Includes shares held by the spouses of the following persons in the following amounts: Rocco L. Flaminio, 19,000 shares and Dr. Heibel, 58,038 shares. Such persons share voting and dispositive power with their spouses.

(6) Includes 15,000 shares held by Parker/Hunter Incorporated, of which Mr. Kampmeinert is Chairman and Chief Executive Officer, as to which shares Mr. Kampmeinert shares voting and dispositive power.

(7) Information taken solely from the Schedule 13G/A filed with the Commission by Brown Capital Management, Inc. ("BCM") on February 11, 2003, reflecting ownership of the Company's Common Stock as of December 31, 2002. The filing reflects that BCM has sole voting power over 1,467,900 shares and sole dispositive power over 2,046,600 shares.

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following line graph compares percentage changes in the cumulative total return on the Company's Common Stock against the cumulative total return of the Standard & Poor's Composite 500 Stock Index and the Nasdaq Telecommunications Index (measured in accordance with the rules of the SEC for the period commencing December 15, 1995 and ending December 31, 2002). The calculation of total cumulative return assumes a $100 investment on December 15, 1995 in the Company's Common Stock, the Standard & Poor's Composite 500 and the Nasdaq Telecommunications Index and assumes the reinvestment of dividends. In addition, the Company's market capitalization on December 15, 1995 was $65.3 million, compared to $159.0 million at the end of 2002.


                            [GRAPHIC OMITTED]

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Section 16 Persons"), to file with the Commission and NASDAQ initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by the Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. Based solely upon its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for its fiscal year ended December 31, 2002, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that Form 4s were inadvertently failed to be filed on a timely basis to report stock option grants made to such individuals during October, 2002, for each of Dr. Heibel, Messrs. Bair, Etscheid, Flaminio, Knoch, O'Brien, Peterson, Quiggle, Rosgone, Shearer, Smith and Mlle. Antol and Wedge.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Kampmeinert is the Chairman, President, Chief Executive Officer and Director of Parker/Hunter Incorporated, which investment firm has been paid fees for services rendered. Mr. Barnes is a partner and attorney and Mr. Egan is the Chief Marketing Officer in the law firm of ReedSmith LLP, which firm has been paid fees for services rendered in 2002. See the disclosure provided under "Compensation Committee Interlocks and Insider Participation."

         Gregory Quiggle was hired by the Company as Executive Vice President of Marketing on August 13, 2001. In connection with the recruitment of Mr. Quiggle, the Company made a loan to Mr. Quiggle in the amount of $210,000 pursuant to a Promissory Note (the "Note") with interest accruing at 5% per annum. On August 20, 2001, Mr. Quiggle made a payment toward the principal balance of the Note in the amount of $48,000, thereby reducing the outstanding principal balance of the Note to $162,000. The entire outstanding balance of the Note is due and payable on or before the earlier of (i) May 2, 2008, (ii) the date of termination of Mr. Quiggle's employment with the Company, or (iii) the date that Mr. Quiggle sells or otherwise transfers ownership of all or a portion of 40,200 shares of common stock of Acterna LLC, which shares are being held by the Company as collateral for payment of the Note.

INDEPENDENT ACCOUNTANTS

         The Company has selected PricewaterhouseCoopers LLP ("PwC") to serve as the independent public accountants for the Company for the fiscal year ending December 31, 2003. PwC or its predecessor, Coopers & Lybrand, LLP, has served at the Company's independent public accountants since the initial public offering of the Company's stock in 1995. A representative of PwC will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

AUDIT FEES

The aggregate estimated fees for professional services rendered by PwC for the audit of the Company's annual financial statements for fiscal year ended December 31, 2002, and the review of the Company's quarterly Form 10-Qs for that fiscal year were $175,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company's independent auditors, PwC, did not perform for the Company in the year ended December 31, 2002 any professional services for financial information systems, design or implementation or which are otherwise of the type identified in Rule 2-01(4)(ii)(B) of Regulation S-X.

ALL OTHER FEES

Other than the fees identified above, the aggregate estimated fees billed for services rendered by PwC to the Company, other than the services covered under the headings "audit fees" and "financial information systems design and implementation fees" for the year ended December 31, 2002 were $83,470, principally for business acquisition fees relating to the Company's acquisition of the status monitoring business from Acterna, LLC on February 13, 2003 and for tax services, including preparation of the Company's federal and state tax returns. The Audit Committee believes that the provision of the above services by PwC is compatible with maintaining the independence of PwC.


                                 OTHER BUSINESS

The Board of Directors does not know at this time of any other matter or further business that may come before the Annual Meeting, but, if any such matters should hereafter become known or determined and be properly brought before such meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.


                            EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone. The Company may also hire a proxy solicitation firm, the costs of which are not determined at this time but which would be paid by the Company.

                              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting of Shareholders, a proposal submitted by a shareholder for such meeting must be received by the Secretary, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024 on or before November 27, 2003.

         Section 3.17 of the Amended and Restated Bylaws of the Company requires that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing the information specified in such Section 3.17, so that it is received by the Company not later than the notice deadline determined under such Section 3.17. This notice deadline will generally be 60 days prior to the anniversary date of the Company's Proxy Statement for the Annual Meeting for the previous year, or January 27, 2004 for the Company's 2004 Annual Meeting. Any shareholder proposal received by the Secretary of the Company after January 27, 2004 will be considered untimely under Rule 14a-4(c)(1) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDNG FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, BY WRITING TO THE CORPORATE SECRETARY, TOLLGRADE COMMUNICATIONS, INC., 493 NIXON ROAD, CHESWICK, PA 15024.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.


By Order of the Board of Directors,


/s/ Sara M. Antol

Sara M. Antol
General Counsel and Corporate Secretary
March 26, 2003

                          EXHIBIT A TO PROXY STATEMENT


                             AUDIT COMMITTEE CHARTER

       (Dated as of 8/27/96; Revised 7/15/99, 10/12/00, 10/11/01, 5/7/02)

The Board of Directors of Tollgrade Communications, Inc. (the "Corporation") hereby establishes the following charter for the function and operation of the Audit Committee.

ORGANIZATION AND MEMBERSHIP

The Audit Committee is a committee of the Board of Directors of the Corporation. The membership of the Audit Committee shall consist of at least three members of the Board of Directors, all of whom are considered Independent (as defined in Rule 4200(a)(15) of the NASD listing rules, as amended, attached hereto as Exhibit A.) Notwithstanding the foregoing, in exceptional and limited circumstances, the Board of Directors may appoint one member to the Audit Committee who is not Independent and is not a current employee or an immediate family member of such employee if the Board determines it is in the best interest of the Corporation and its shareholders, and so discloses in the next annual proxy statement the nature of that relationship and the reasons for that determination.

         Members of the Committee shall serve at the pleasure of the Board. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee. The Board of Directors shall consider a nominee's background before appointment to the Audit Committee; it is a requirement that each appointed Audit Committee member be able to read and understand the fundamental financial statements of the Corporation at the time of the appointment or soon thereafter. In addition, the Chairman of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties required for a member of the Board of Directors.

RESPONSIBILITIES

The Audit Committee shall provide assistance to the Board of Directors in carrying out its responsibilities as they relate to the following:

o business risk and control
o internal and external audit
o accounting systems
o financial reporting systems
o compliance with regulatory, legal and tax requirements

Maintaining flexible policies and procedures is appropriate to enable the Audit Committee to perform its responsibilities.

In carrying out its responsibilities, the Audit Committee is expected to:

(1) Review and reassess the adequacy of the Audit Committee's charter annually and recommend to the Board any revisions thereto.

(2) Recommend to the Board the independent accountant to be nominated, recommend to the Board the approval of the compensation of the independent accountant, and review and recommend to the Board the approval of the discharge of the independent accountant. The ultimate accountability of the independent accountant is to the Board of Directors and the Audit Committee, as representatives of the Corporation's shareholders.

(3) Review and recommend to the Board the concurrence in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer.

(4) Obtain a formal written statement from the independent accountant delineating all relationships between the independent accountant and the Corporation, consistent with Independence Standards Board Statement 1, actively engage in dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant, and recommend that the Board of Directors take appropriate action to oversee the independence of the independent accountant.

(5) Inquire of executive management, the Chief Financial Officer and the independent accountant about significant risks of loss exposure for the Corporation and assess the steps management has taken to minimize such risks to the Corporation.

(6) Consider, in consultation with the independent accountant and the Chief Financial Officer, the audit scope and plan of the independent accountant.

(7) Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

(8) Review with the Chief Financial Officer and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

(9) Consider and review with the independent accountant and the Chief Financial Officer:

         a. The adequacy of the Corporation's internal controls including computerized information system controls and security.

         b. Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

(10) Review with management and the independent accountant at the completion of each quarterly reporting period but before public announcement of results, the earnings release and financial statements related thereto, and inquire as to the results of the independent accountant's review, which is to be completed in accordance with SAS 71.

(11) Review with management and the independent accountant at the completion of the annual examination:

         a. The Corporation's annual financial statements and related footnotes.

         b. The independent accountant's audit of the financial statements and his or her report thereon and the Corporation's critical accounting policies.

         c. Any significant changes in the independent accountant's audit plan.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

(12) Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

(13) Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs and reports received from regulators.

(14) Establish and maintain policies and practices regarding the retention of the independent accountant for any non-audit services and the hiring by the Corporation of any person employed as an auditor with the independent accountant and was engaged in the Corporation's audit.

(15) Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

(16) The Audit Committee shall report in the Corporation's annual proxy statement as to whether the Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received from the independent accountant the disclosures regarding the independent accountant's independence required by Independence Standards Board Standard No. 1 and discussed with the independent accountant the independent accountant's independence. The report shall also state whether, based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

(17) Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

(18) Perform such other functions as assigned by law, the Corporation's Articles of Incorporation or Bylaws or the Board of Directors.

In fulfilling its responsibilities, the Audit Committee is expected to maintain free and open communications with the Chairman, Chief Executive Officer, Chief Financial Officer and the Controller as well as the Corporation's independent auditors. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. If appropriate, the Audit Committee may retain independent legal counsel, accountants or others to assist it from time to time, at the Corporation's expense.

         The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                    EXHIBIT A
                              NASD RULE 4200(A)(15)

"Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

         (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                                                           Please
                                                           Mark here
                                                           for Address   [  ]
                                                           Change or
                                                           Comments
                                                           SEE REVERSE SIDE


1. ELECTION OF DIRECTORS FOR A TERM EXPIRING IN 2006:                                        2. In his or her discretion, the Proxy
                                                            FOR             WITHHOLD            is authorized to vote upon such
   01 JAMES J. BARNES AND 02 BRIAN C. MULLINS           all nominees        AUTHORITY           other business as may be properly
                                                         (except as      to vote for all        brought before this meeting.
INSTRUCTION: To withhold authority to vote for any       indicated)          nominees
individual nominee(s), write the names of such
nominee(s) in the space provided:                           [   ]             [   ]


                                                                         By checking the box to the right, I consent to      [   ]
                                                                         future delivery of annual reports, proxy
                                                                         statements, prospectuses and other materials and
                                                                         shareholder communications electronically via
                                                                         the Internet at a webpage which will be
                                                                         disclosed to me. I understand that the Company
                                                                         may no longer distribute printed materials to me
                                                                         from any future shareholder meeting until such
                                                                         consent is revoked. I understand that I may
                                                                         revoke my consent at any time by contacting the
                                                                         Company's transfer agent, Mellon Investor
                                                                         Services LLC, Ridgefield Park, NJ and that costs
                                                                         normally associated with electronic delivery,
                                                                         such as usage and telephone charges as well as
                                                                         any costs I may incur in printing documents,
                                                                         will be my responsibility.


SIGNATURE                                                SIGNATURE(S)                                               DATE
          ----------------------------------------------              ---------------------------------------------      ----------
Please date and sign exactly as name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, Guardian,
Corporate Official, etc. full title as such should be shown. For joint accounts, each joint owner should sign.

-----------------------------------------------------------------------------------------------------------------------------------


                                                       FOLD AND DETACH HERE

                                               VOTE BY INTERNET OR TELEPHONE OR MAIL
                                                   24 HOURS A DAY, 7 DAYS A WEEK

                               INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11 PM EASTERN TIME
                                               THE DAY PRIOR TO ANNUAL MEETING DAY.

                YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                      AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

  ------------------------------------          ------------------------------------           -----------------------
               INTERNET                                    TELEPHONE                                    MAIL
      http://www.eproxy.com/tlgd                        1-800-435-6710
  Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
  Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
  you access the web site. You will be    OR    card in hand when you call. You will    OR              and
  prompted to enter your control                be prompted to enter your control                 return it in the
  number, located in the box below, to          number, located in the box below,               enclosed postage-paid
  create and submit an electronic               and then follow the directions                        envelope.
  ballot.                                       given.
  ------------------------------------          ------------------------------------           -----------------------


                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.


                         TOLLGRADE COMMUNICATIONS, INC.
                       2003 Annual Meeting of Shareholders

The undersigned does hereby appoint Christian L. Allison and Sara M. Antol, or any one of them, Proxies for the undersigned with full power of substitution to vote at the Annual Meeting of the Shareholders of Tollgrade Communications, Inc. (the "Company") to be held May 13, 2003 and at any and all adjournments of said meeting, all the shares of Common Stock of the Company which the undersigned may be entitled to vote.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR each proposal.

   This proxy is solicited on behalf of the Board of Directors of the Company.

                                     (over)


                                   TOLLGRADE

    Address Change/Comments (Mark the corresponding box on the reverse side)

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                              FOLD AND DETACH HERE